SourceForge Reports Third Quarter Fiscal 2008 Results

Fifteen Percent Year Over Year Revenue Growth From Continuing Operations

MOUNTAIN VIEW, CA -- 05/27/2008 -- SourceForge, Inc. (NASDAQ: LNUX), the leader in IT community-driven media and e-commerce, today announced financial results for its third quarter of fiscal 2008, which ended April 30, 2008.

Third quarter revenue from continuing operations grew 15% to $11.8 million, compared to third quarter fiscal 2007 revenue of $10.3 million.

On a GAAP basis, the third quarter of fiscal 2008 loss from continuing operations was $0.4 million, including a $0.3 million impairment loss on short-term investments, or $(0.01) per share, compared to third quarter of fiscal 2007 GAAP income from continuing operations of $1.8 million, or $0.03 per share. On a GAAP basis, including discontinued operations, the third quarter of fiscal 2008 net loss was $0.4 million, or $(0.01) per share, compared to third quarter of fiscal 2007 GAAP net income of $6.5 million, or $0.09 per diluted share.

Excluding the impact of stock based compensation, non-GAAP income from continuing operations for the third quarter of fiscal 2008 was $0.1 million, or breakeven per share, compared to non-GAAP income from continuing operations of $2.1 million, or $0.03 per share, for the third quarter of fiscal 2007. A reconciliation of income (loss) from continuing operations as reported to non-GAAP income from continuing operations is included in this release.

Cash and investments balance at the end of the third fiscal quarter was $56.6 million.

"We had a solid quarter marked by generating the highest historical revenue for our media division and the highest historical non-holiday quarterly revenue in our e-commerce division," said Ali Jenab, CEO, SourceForge, Inc. "More importantly, we are starting to see the results of the investments we have made in sales and marketing and the data center and we continue to create world class properties built on a model of engagement and interaction."

A conference call and audio webcast will be held at 2:00 p.m. PT or 5:00 p.m. ET on May 27, 2008 and may be accessed by calling 877-407-0782 or 201-689-8567. Replays of both the telephonic audio and audio webcast will be available after the completion of the conference call until the company's announcement of its financial results for the next quarter on the company's corporate web site at www.sourceforge.com. To access the conference call replay, dial 877-660-6853 or 201-612-7415, referencing replay account 286 and call ID 283200.

Use of Non-GAAP Financial Information

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, SourceForge also reports non-GAAP financial results. Non-GAAP income from continuing operations and non-GAAP earnings per share from continuing operations reflect income from continuing operations and exclude stock-based compensation expense and restructuring costs. These non-GAAP financial results are provided to enhance the reader's overall understanding of SourceForge's current financial performance and prospects for the future. Specifically, SourceForge believes that non-GAAP results provide useful information to both management and investors by excluding certain expenses that SourceForge believes are not indicative of its core operating results and stock-based compensation. SourceForge considers its core operating results to include revenue recorded in a particular period and the related expenses that are intended to directly drive operating income during that period. In addition, because SourceForge has historically reported non-GAAP results to the investment community, SourceForge believes the inclusion of non-GAAP numbers provides consistency in financial reporting. Further, these non-GAAP results are one of the primary indicators management uses for planning and forecasting in future periods. The method SourceForge uses to produce non-GAAP results is not computed according to GAAP, is likely to differ from the methods used by other companies and should not be regarded as a substitute for results prepared in accordance with accounting principles generally accepted in the United States.

These non-GAAP financial results are derived from GAAP income from continuing operations by excluding restructuring charges and stock-based compensation expenses. Restructuring costs are excluded from SourceForge's GAAP financial measures because they represent non-cash charges which are not representative of SourceForge's core operations. With respect to stock-based compensation, SourceForge recognizes that expenses associated with stock-based compensation requires management to make assumptions about SourceForge's common stock such as expected future stock price volatility, the anticipated duration of outstanding stock options and awards and the rate at which SourceForge recognizes the corresponding stock-based compensation expense over the course of future fiscal periods. While other forms of SourceForge expense (such as cash compensation, inventory costs and real estate costs) are reasonably correlated to SourceForge's underlying business and such costs are incurred principally or wholly in the particular fiscal period being reported, stock-based compensation expense is not reasonably correlated to the particular fiscal period in question but rather is based on expected future events that have no relationship (and in certain instances, an inverse relationship) with how well SourceForge currently operates its business.

These non-GAAP financial measures are used by management and investors in addition to and in conjunction with results presented in accordance with GAAP. These non-GAAP financial measures reflect an additional way of viewing aspects of SourceForge's operations that, when viewed with our GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provide a more complete understanding of SourceForge's underlying operational results and trends in our performance. Further, SourceForge believes that the financial analysts who regularly follow and report on SourceForge and the business sector in which SourceForge competes exclude items such as these when analyzing performance relative to our guidance, as well as their financial performance estimates and the performance of other sector participants, and in projecting future financial results.

About SourceForge, Inc.

SourceForge's media and e-commerce web sites connect millions of influential technology professionals and enthusiasts each day. Combining user-developed content, online marketplaces and e-commerce, SourceForge is the global technology community's nexus for information exchange, goods for geeks, and open source software distribution and services. SourceForge's network of web sites serves 32 million unique visitors each month* and includes: SourceForge.net, Slashdot, ThinkGeek, Linux.com, freshmeat.net, and ITManagersJournal. For more information or to view the media kit online, visit www.sourceforge.com. (*Source: Google Analytics and Omniture, April 2008.)

SourceForge, SourceForge.net, Slashdot, freshmeat, and ThinkGeek are registered trademarks of SourceForge, Inc. in the United States and other countries. All other trademarks or product names are property of their respective owners.

NOTE REGARDING FORWARD-LOOKING STATEMENTS: This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations, and involve risks and uncertainties. Forward-looking statements contained herein include statements regarding growth strategies and prospects for SourceForge's online media and e-commerce businesses. Actual results may differ materially from those expressed or implied in such forward-looking statements due to various factors, including: SourceForge's ability to attract and retain qualified personnel; success in designing and offering innovative online advertising programs; decreases or delays in online advertising spending; SourceForge's ability to achieve and sustain higher levels of revenue; SourceForge's ability to protect and defend its intellectual property rights; rapid technological and market change; unforeseen expenses that SourceForge may incur in future quarters; and competition with, and pricing pressures from larger and/or more established competitors. Investors should consult SourceForge's filings with the Securities and Exchange Commission, www.sec.gov, including the risk factors sections of its Annual Report on Form 10-K/A for the fiscal year ended July 31, 2007, and the Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 2008, for further information regarding these and other risks of SourceForge's business. All forward-looking statements included in this press release are based upon information available to SourceForge as of the date hereof, and SourceForge does not assume any obligations to update such statements or the reasons why actual results could differ materially from those projected in such statements.

                            SOURCEFORGE, INC.
              CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                  (In thousands, except per share data)
                               (unaudited)

                                    Three Months Ended  Nine Months Ended
                                        April 30,           April 30,
                                    ------------------- -------------------
                                      2008      2007      2008      2007
                                    --------  --------- --------- ---------

Online Media revenue                $  5,122  $   5,073 $  13,750 $  12,603
E-commerce revenue                     6,664      5,179    30,236    22,917
                                    --------  --------- --------- ---------
  Net revenue                         11,786     10,252    43,986    35,520
                                    --------  --------- --------- ---------

Online Media cost of revenue           1,885      1,194     5,188     3,484
E-commerce cost of revenue             5,449      4,171    22,749    17,322
                                    --------  --------- --------- ---------
  Cost of revenue                      7,334      5,365    27,937    20,806
                                    --------  --------- --------- ---------

  Gross margin                         4,452      4,887    16,049    14,714
                                    --------  --------- --------- ---------
  Restructuring costs                      -          -     1,414         -
                                    --------  --------- --------- ---------
Operating income (loss) from
 continuing operations                  (683)     1,096      (715)   3,3338

Operating expenses:
  Sales and marketing                  2,063      1,423     5,937     4,284
  Research and development             1,136        933     3,006     2,760
  General and administrative           1,936      1,435     6,407     4,332
  Restructuring costs and other
   special charges                         -          -     1,414         -
                                    --------  --------- --------- ---------
    Total operating expenses           5,135      3,791    16,764    11,376
                                    --------  --------- --------- ---------
Operating income (loss) from
 continuing operations                  (683)     1,096      (715)    3,338
Interest and other income, net           217        719     1,549     2,150
                                    --------  --------- --------- ---------
Income (loss) from continuing
 operations before income taxes         (466)     1,815       834     5,488
Provision (benefit) for income
 taxes                                   (27)        54       178       239
                                    --------  --------- --------- ---------
  Income (loss) from continuing
   operations                           (439)     1,761       656     5,249
Income from discontinued operations        -      4,730         -     2,878
                                    --------  --------- --------- ---------
    Net income (loss)               $   (439) $   6,491 $     656 $   8,127
                                    ========  ========= ========= =========

Income (loss) per share from
 continuing operations:
  Basic                             $ (0.01)  $    0.03 $    0.01      0.08
                                    ========  ========= ========= =========
  Diluted                           $ (0.01)  $    0.03 $    0.01      0.08
                                    ========  ========= ========= =========

Income per share from discontinued
 operations:
  Basic                             $   0.00  $    0.07 $    0.00      0.04
                                    ========  ========= ========= =========
  Diluted                           $   0.00  $    0.07 $    0.00      0.04
                                    ========  ========= ========= =========

Net income (loss) per share:
  Basic                             $ (0.01)  $    0.10 $    0.01      0.12
                                    ========  ========= ========= =========
  Diluted                           $ (0.01)  $    0.09 $    0.01      0.12
                                    ========  ========= ========= =========

Shares used in computing earnings
 per share:
  Basic                               67,475     67,614    67,440    66,564
                                    ========  ========= ========= =========
  Diluted                             67,475     69,200    67,702    68,839
                                    ========  ========= ========= =========

                            SOURCEFORGE, INC.
              CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                  (In thousands, except per share data)
                           (unaudited)

                                    Three Months Ended   Nine Months Ended
                                        April 30,           April 30,
                                    ------------------- -------------------
                                      2008      2007      2008      2007
                                    --------  --------- --------- ---------

Reconciliation of income (loss)
 from continuing operations as
 reported to non-GAAP income from
 continuing operations:

Income (loss) from continuing
 operations - as reported           $   (439) $   1,761 $     656 $   5,249
Non cash charges:
  Stock-based compensation expense
   included in COGS                       49         22       148        65
  Stock-based compensation expense
   included in Op Ex.                    497        299     1,430       818
  Restructuring costs                      -          -     1,414         -
                                    --------  --------- --------- ---------
Non-GAAP income from continuing
 operations                         $    107  $   2,082 $   3,648 $   6,132
                                    ========  ========= ========= =========

  Basic                             $   0.00  $    0.03 $    0.05 $    0.09
                                    ========  ========= ========= =========
  Diluted                           $   0.00  $    0.03 $    0.05 $    0.09
                                    ========  ========= ========= =========

Shares used in computing non-GAAP
 per share amounts:
  Basic                               67,475     67,614    67,440    66,564
                                    ========  ========= ========= =========
  Diluted                             67,596     69,200    67,702    68,839
                                    ========  ========= ========= =========

                            SOURCEFORGE, INC.
                   CONDENSED CONSOLIDATED BALANCE SHEET
                              (In thousands)
                               (unaudited)

                                                   April 30,     July 31,
                                                      2008         2007
                                                  -----------  -----------
                     ASSETS

Current assets:
  Cash, cash equivalents and short-term
   investments                                    $    45,378  $    42,769
  Accounts receivable, net                              4,467        5,309
  Inventories                                           2,711        2,052
  Prepaid expenses and other current assets             1,476        1,529
  Current assets of discontinued operations                 -           92
                                                  -----------  -----------
    Total current assets                               54,032       51,751
Property and equipment, net                             5,205        2,640
Long-term investments, including long-term
 restricted cash                                       11,186       14,871
Other assets                                            7,279        7,601
                                                  -----------  -----------
Total assets                                      $    77,702  $    76,863
                                                  ===========  ===========

      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable                                $     2,723  $     2,348
  Accrued restructuring liabilities                     2,613        1,781
  Deferred revenue                                        778          733
  Accrued liabilities and other                         2,107        2,786
                                                  -----------  -----------
    Total current liabilities                           8,221        7,648
Accrued restructuring liabilities, net of current
 portion                                                2,688        3,267
Other long-term liabilities                               159          854
                                                  -----------  -----------
Total liabilities                                      11,068       11,769
                                                  -----------  -----------

Stockholders' equity:
  Common stock                                             69           69
  Additional paid-in capital and treasury stock       798,962      797,418
  Accumulated other comprehensive loss                   (686)         (26)
  Accumulated deficit                                (731,711)    (732,367)
                                                  -----------  -----------
    Total stockholders' equity                         66,634       65,094
                                                  -----------  -----------
Total liabilities and stockholders' equity        $    77,702  $    76,863
                                                  ===========  ===========

                            SOURCEFORGE, INC.
              CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (In thousands)
                               (unaudited)

                                                      Nine Months Ended
                                                          April 30,
                                                    ----------------------
                                                       2008        2007
                                                    ----------  ----------

Cash flows from operating activities:
  Net income                                        $      656  $    8,127
  Income from discontinued operations                        -       2,878
                                                    ----------  ----------
  Income from continuing operations                 $      656  $    5,249
  Adjustments to reconcile income  from continuing
   operations to net cash provided by operating
   activities:
     Depreciation and amortization of intangible
      assets                                               958         362
     Stock-based compensation expense                    1,578         882
     Provision for bad debts                                97          37
     Provision for excess and obsolete inventory           (12)        (32)
     (Gain) loss on sale of assets                           8          (5)
     Gain on sale of investments                           (59)          -
     Non-cash restructuring expense                      1,414           -
     Impairment of short-term investments                  276           -
     Changes in assets and liabilities, net of
      disposition:
       Accounts receivable                                 745      (2,602)
       Inventories                                        (647)       (663)
       Prepaid expenses and other assets                   374        (346)
       Accounts payable                                    375       1,119
       Accrued restructuring liabilities                (1,036)     (1,194)
       Deferred revenue                                     45         354
       Accrued liabilities and other                      (679)        315
       Other long-term liabilities                        (695)       (181)
                                                    ----------  ----------
         Net cash provided by operating activities
          from continuing operations                     3,398       3,295
                                                    ----------  ----------
Cash flows from investing activities from
 continuing operations:
  Purchase of property and equipment                    (3,656)     (1,824)
  Purchase of marketable securities                    (40,715)    (61,627)
  Sale of marketable securities                         76,636      55,408
                                                    ----------  ----------
         Net cash provided by (used in) investing
          activities from continuing operations         32,265      (8,043)
                                                    ----------  ----------
Cash flows from financing activities from
 continuing operations:
  Proceeds from issuance of common stock, net               51       3,372
  Repurchase of common stock                               (85)          -
                                                    ----------  ----------
         Net cash provided by (used in) financing
          activities from continuing operations            (34)      3,372
                                                    ----------  ----------
Cash flows from discontinued operations:
  Net cash provided by (used in) operating
   activities                                               92      (1,417)
  Net cash used in investing activities                      -        (685)
                                                    ----------  ----------
         Net cash provided by (used in)
          discontinued operations                           92      (2,102)
                                                    ----------  ----------
Net increase (decrease) in cash and cash
 equivalents                                            35,721      (3,478)
Cash and cash equivalents, beginning of period           8,357      14,753
                                                    ----------  ----------
Cash and cash equivalents, end of period            $   44,078  $   11,275
                                                    ==========  ==========

CONTACT:
Patty Morris
Chief Financial Officer
SourceForge, Inc.
(650) 694-2164
pmorris@corp.sourceforge.com